Exhibit 10.6

EXECUTION COPY

SUPPLEMENT NO. 1, dated as of December 11, 2012 (this “Supplement”), to the Security Agreement, dated as of May 8, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), TRAVELPORT LLC, a Delaware corporation (the “Borrower”), WALTONVILLE LIMITED, a company incorporated under the laws of Gibraltar (“Intermediate Parent”), TDS INVESTOR (LUXEMBOURG) S.À R.L., a société à responsabilité limitée incorporated under the laws of Luxembourg (“TDS Intermediate Parent”), the other Subsidiaries of Holdings from time to time party thereto and Credit Suisse AG, as Collateral Agent.

A. Reference is made to the Credit Agreement, dated as of May 8, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, Intermediate Parent, TDS Intermediate Parent, Credit Suisse AG, as Administrative Agent, Credit Suisse AG, as Collateral Agent, and each Lender from time to time party thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans. Section 6.14 of the Security Agreement provides that additional Restricted Subsidiaries of Holdings may become Subsidiary Parties under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Restricted Subsidiaries (each, a “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Security Agreement and as consideration for Loans previously made continuing to be outstanding.

Accordingly, the Collateral Agent and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 6.14 of the Security Agreement, each New Subsidiary by its signature below becomes a Subsidiary Party and Grantor under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary Party and Grantor and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary Party and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Obligations, including the Guaranties, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in and lien on all of such New Subsidiary’s right, title and interest in, to and under the Collateral (as defined in the Security Agreement) of such New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Subsidiary and each reference to a “Domestic Grantor” in the Security Agreement shall be deemed to include any New Subsidiary that is a Domestic Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, fraudulent transfer, preference or similar laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signature of each New Subsidiary, and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic image transmission (e.g. “PDF” or “TIF” via electronic mail) shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Each New Subsidiary hereby represents and warrants that (a) Schedule I attached hereto sets forth, as of the date hereof, a true and complete list of (i) all the Pledged Equity owned by such New Subsidiary and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity owned by such New Subsidiary and (ii) all the Pledged Debt owned by such New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of such New Subsidiary, its jurisdiction of formation, any organizational identification number issued to such New Subsidiary and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. Each New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

SECTION 9. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Supplement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Supplement, the terms of the Intercreditor Agreement shall govern and control.

IN WITNESS WHEREOF, each New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

GALILEO INTERNATIONAL TECHNOLOGY, LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Authorized Person

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

Braemar Court #2
Deighton Road
St. Michael, Barbados, BB 14017

GALILEO ASIA, LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

GALILEO LATIN AMERICA LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT FINANCE MANAGEMENT LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT INVESTOR LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT SERVICES LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT INC.

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT LP, BY

TRAVELPORT HOLDINGS LLC AS GENERAL PARTNER

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Authorized Person

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

Morris Corporate Center III
300 Interpace Parkway, Building C
Parsippany, New Jersey 07054
Organizational ID Number: 5249543

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Collateral Agent

By:	/s/ Judith E. Smith
	Name:	Judith E. Smith
	Title:	Managing Director

By:	/s/ Tyler R. Smith
	Name:	Tyler R. Smith
	Title:	Associate

Schedule I

to the Supplement No. 1 to the

Security Agreement

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date